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                                  EXHIBIT 23.4

              Consent of Independent Certified Public Accountants


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Global Imaging Systems, Inc. 401(k) Retirement Plan of our report dated February 16, 1998.


                                         Respectfully,

                                         /s/ BARNARD, COMBS, POTTS & RHYNE, P.A.

                                         Barnard, Combs, Potts & Rhyne, PA


Statesville, North Carolina
August 26, 1998